BANKWELL FINANCIAL GROUP REPORTS RECORD THIRD QUARTER NET INCOME OF $3.1 MILLION OR $0.41 PER SHARE AND DECLARES A 40% INCREASE TO THE QUARTERLY DIVIDEND
New Canaan, CT – October 26, 2016 – Bankwell Financial Group, Inc. (NASDAQ: BWFG) reported GAAP net income of $3.1 million or $0.41 per share for the third quarter of 2016, versus $2.3 million or $0.31 per share for the same period last year.
The Company's Board of Directors declared a $0.07 per share cash dividend, payable November 28, 2016 to shareholders of record on November 18, 2016, representing a 40% increase when compared to the last quarter.
Third Quarter 2016 Highlights:
•	Total revenue (net interest income plus non-interest income) reached $13.3 million.
•	Diluted earnings per share were $0.41; an increase of 32% compared to the third quarter of 2015.
•	Tax equivalent net interest margin was 3.57% for the third quarter of 2016.
•	Total non-interest income was $0.8 million, which is 6% of total revenue.
•	The efficiency ratio was 55.7%, compared to 57.9% in the third quarter of 2015.
•	The tangible common equity ratio and tangible book value per share were 8.80% and $18.57, respectively.
•	Total gross loans exceeded $1.3 billion and total assets approached $1.6 billion.
•	The allowance for loan losses was $17.3 million and represents 1.30% of total loans.
•	Nonperforming assets dropped to 0.25% of total assets.
•	Investment securities totaled $99.7 million and represents 6% of total assets.
•	Total deposits exceeded $1.2 billion.
Notes Bankwell Financial Group President and CEO, Christopher R. Gruseke:
"Bankwell has delivered another record quarter. We continue to experience strong organic growth; our loan portfolio increased at an annualized rate of 15% during the third quarter. Our balance sheet, meanwhile, remains unblemished with non-performing assets as a percentage of total assets of only 0.25%. We continue to extract operational efficiencies wherever we can and have improved our efficiency ratio to an outstanding 55.7% for the quarter."
"Finally, I am pleased to announce that, as a result of our continued strong financial performance, and as part of our commitment to deliver returns for our shareholders, we are increasing our quarterly dividend by 40%."
Earnings
Net income for the quarter ended September 30, 2016 was $3.1 million, an increase of 39% compared to the quarter ended September 30, 2015. Net income for the nine months ended September 30, 2016 was $9.0 million, an increase of 41% compared to the nine months ended September 30, 2015. Revenues (net interest income plus non-interest income) for the quarter ended September 30, 2016 were $13.3 million, an increase of 10% compared to the quarter ended September 30, 2015. Revenues for the nine months ended September 30, 2016 were $38.1 million, an increase of 11% compared to the nine months ended September 30, 2015. Net interest income for the quarter ended September 30, 2016 was $12.5 million, an increase of 15% compared to the quarter ended September 30, 2015. Our strong net income, revenues and net interest income growth were fueled by continued earning asset growth.

Basic and diluted earnings per share for the quarter ended September 30, 2016 was $0.42 and $0.41, respectively, compared to $0.31 for the quarter ended September 30, 2015.
The Company continues to focus on expense control as indicated by our improving efficiency ratio. The Company's efficiency ratio for the quarters ended September 30, 2016 and September 30, 2015 were 55.7% and 57.9%, respectively. The Company's efficiency ratio for the nine months ended September 30, 2016 and September 30, 2015 were 56.8% and 62.2%, respectively.
Noninterest Income and Expense
Noninterest income decreased $461 thousand or 38% to $0.8 million for the three months ended September 30, 2016 compared to the three months ended September 30, 2015 and decreased $369 thousand or 14% to $2.3 million for the nine months ended September 30, 2016 compared to the nine months ended September 30, 2015. The decrease in noninterest income was primarily driven by a reduction in the gains and fees from the sales of loans for the three and nine months ended September 30, 2016 when compared to the prior periods.
Noninterest expense increased $323 thousand or 5% for the three months ended September 30, 2016 compared to the three months ended September 30, 2015. The increase was primarily driven by an increase in professional services and salaries and employee benefits. Salaries and employee benefits increased $111 thousand or 3% for the three months ended September 30, 2016 compared to the three months ended September 30, 2015 as a result of an increase in full time equivalent employees. Professional services increased $182 thousand or 54% for the three months ended September 30, 2016 compared to the three months ended September 30, 2015 as a result of an increase in fees paid in relation to strategic initiatives.
Noninterest expense increased $286 thousand or 1% for the nine months ended September 30, 2016 compared to the nine months ended September 30, 2015. The increase was primarily driven by an increase in professional services and occupancy and equipment expense. Professional services increased $224 thousand or 22% for the nine months ended September 30, 2016 compared to the nine months ended September 30, 2015 as a result of an increase in fees paid in relation to strategic initiatives. Occupancy and equipment expense increased $206 thousand or 5% for the nine months ended September 30, 2016 compared to the nine months ended September 30, 2015 as a result of an increase in IT related expenses to support growth initiatives and rent expense related to the opening of the Norwalk Branch in March of 2015.
Financial Condition
Assets totaled $1.6 billion at September 30, 2016, an annualized increase of 24% compared to assets of $1.3 billion at December 31, 2015. This increase reflects strong organic loan growth. Total gross loans were $1.3 billion at September 30, 2016, an annualized increase of 21% compared to December 31, 2015. Commercial real estate loans have experienced the most significant growth, up by $119.5 million. Deposits increased to over $1.2 billion, an annualized increase of 22% over December 31, 2015.

Asset Quality
Asset quality remained exceptionally strong at September 30, 2016.  Non-performing assets as a percentage of total assets was 0.25% at September 30, 2016, down from 0.38% at December 31, 2015.  The allowance for loan losses at September 30, 2016 was $17.3 million, representing 1.30% of total loans.
Capital
Shareholders' equity totaled $140.6 million as of September 30, 2016, an increase of $8.8 million compared to December 31, 2015, primarily a result of net income for the nine months ended September 30, 2016 of $9.0 million. As of September 30, 2016, the tangible common equity ratio and tangible book value per share were 8.80% and $18.57, respectively.
About Bankwell Financial Group
Bankwell is a commercial bank that serves the banking and lending needs of residents and businesses throughout Fairfield and New Haven Counties, CT.  For more information about this press release, interested parties may contact Christopher R. Gruseke, President and Chief Executive Officer or Ernest J. Verrico Sr., Executive Vice President and Chief Financial Officer of Bankwell Financial Group at (203) 652-0166.
For more information, visit www.mybankwell.com.
This press release may contain certain forward-looking statements about the Company. Forward-looking statements include statements regarding anticipated future events and can be identified by the fact that they do not relate strictly to historical or current facts. They often include words such as "believe," "expect," "anticipate," "estimate," and "intend" or future or conditional verbs such as "will," "would," "should," "could," or "may." Forward-looking statements, by their nature, are subject to risks and uncertainties. Certain factors that could cause actual results to differ materially from expected results include increased competitive pressures, changes in the interest rate environment, general economic conditions or conditions within the securities markets, and legislative and regulatory changes that could adversely affect the business in which the Company and its subsidiaries are engaged.

BANKWELL FINANCIAL GROUP, INC.
CONSOLIDATED BALANCE SHEETS (unaudited)
(Dollars in thousands, except share data)

	September 30,	June 30,	March 31,	December 31,	September 30,
	2016	2016	2016	2015	2015
Assets
Cash and due from banks	$ 94,731	$ 92,745	$ 69,512	$ 49,562	$ 86,830
Federal funds sold	1,357	1,932	3,194	39,035	-
Cash and cash equivalents	96,088	94,677	72,706	88,597	86,830

Held to maturity investment securities, at amortized cost	16,909	16,959	17,010	10,226	11,282
Available for sale investment securities, at fair value	82,752	83,837	91,528	40,581	45,023
Loans held for sale	400	-	-	-	252
Loans receivable (net of allowance for loan losses of $17,250, $16,100,
$14,810, $14,169 and $13,720 at September 30, 2016, June 30, 2016,
March 31, 2016, December 31, 2015 and September 30, 2015, respectively)	1,305,065	1,256,949	1,177,905	1,129,748	1,108,439
Foreclosed real estate	272	492	878	1,248	1,328
Accrued interest receivable	4,499	4,708	4,370	4,071	3,831
Federal Home Loan Bank stock, at cost	7,943	7,393	7,158	6,554	6,918
Premises and equipment, net	10,314	10,659	10,830	11,163	11,505
Bank-owned life insurance	24,277	24,103	23,929	23,755	23,578
Goodwill	2,589	2,589	2,589	2,589	2,589
Other intangible assets	532	572	612	652	694
Deferred income taxes, net	9,874	9,487	8,814	8,337	8,604
Other assets	4,072	3,695	1,881	2,851	2,472
Total assets	$ 1,565,586	$ 1,516,120	$ 1,420,210	$ 1,330,372	$ 1,313,345

Liabilities & Shareholders' Equity
Liabilities
Deposits
Noninterest-bearing	$ 176,405	$ 178,917	$ 165,968	$ 164,553	$ 148,732
Interest-bearing	1,040,537	1,001,674	927,766	882,389	876,957
Total deposits	1,216,942	1,180,591	1,093,734	1,046,942	1,025,689

Advances from the Federal Home Loan Bank	175,000	165,000	160,000	120,000	120,000
Subordinated debentures	25,038	25,025	25,012	25,000	25,037
Accrued expenses and other liabilities	8,034	8,382	6,856	6,661	6,831
Total liabilities	1,425,014	1,378,998	1,285,602	1,198,603	1,177,557

Shareholders' equity
Preferred stock, senior noncumulative perpetual, Series C, no par;
10,980 shares issued and outstanding at September 30, 2015
liquidation value of $1,000 per share.	-	-	-	-	10,980
Common stock, no par value; 10,000,000 shares authorized, 7,562,508,
7,544,458, 7,530,791, 7,516,291 and 7,252,429 shares issued at September 30, 2016,
June 30, 2016, March 31, 2016, December 31, 2015 and September 30, 2015, respectively	113,650	113,309	113,052	112,579	108,319
Retained earnings	26,859	24,097	21,578	18,963	16,764
Accumulated other comprehensive income (loss)	63	(284)	(22)	227	(275)
Total shareholders' equity	140,572	137,122	134,608	131,769	135,788

Total liabilities and shareholders' equity	$ 1,565,586	$ 1,516,120	$ 1,420,210	$ 1,330,372	$ 1,313,345

BANKWELL FINANCIAL GROUP, INC.
CONSOLIDATED STATEMENTS OF INCOME (unaudited)
(Dollars in thousands, except per share data)

	For the Quarter Ended					For the Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
	2016	2016	2016	2015	2015	2016	2015
Interest and dividend income
Interest and fees on loans	$ 14,914	$ 13,970	$ 13,283	$ 13,382	$ 12,660	$ 42,167	$ 35,310
Interest and dividends on securities	688	711	684	490	493	2,083	1,474
Interest on cash and cash equivalents	31	30	37	36	33	98	62
Total interest income	15,633	14,711	14,004	13,908	13,186	44,348	36,846

Interest expense
Interest expense on deposits	2,160	1,962	1,740	1,776	1,637	5,862	3,905
Interest on borrowings	946	870	866	896	632	2,682	1,389
Total interest expense	3,106	2,832	2,606	2,672	2,269	8,544	5,294

Net interest income	12,527	11,879	11,398	11,236	10,917	35,804	31,552

Provision for loan losses	1,219	1,301	646	354	1,489	3,166	2,876

Net interest income after provision for loan losses	11,308	10,578	10,752	10,882	9,428	32,638	28,676

Noninterest income
Service charges and fees	241	235	245	258	234	721	675
Bank owned life insurance	174	174	174	178	182	522	549
Gains and fees from sales of loans	163	114	110	228	447	387	885
Gain on sale of foreclosed real estate, net	-	128	-	-	-	128	-
Net gain on sale of available for sale securities	-	92	-	-	-	92	-
Other	172	110	143	176	348	425	535
Total noninterest income	750	853	672	840	1,211	2,275	2,644

Noninterest expense
Salaries and employee benefits	3,909	3,817	3,811	4,248	3,798	11,537	11,817
Occupancy and equipment	1,435	1,392	1,408	1,312	1,370	4,235	4,029
Professional services	521	370	366	414	339	1,257	1,033
Data processing	417	377	407	366	416	1,201	1,157
Marketing	242	263	139	278	288	644	707
FDIC insurance	177	168	169	185	166	514	487
Director fees	128	140	155	198	136	423	424
Foreclosed real estate	47	30	72	95	81	149	73
Amortization of intangibles	39	40	40	43	51	119	153
Merger and acquisition related expenses	-	-	-	2	-	-	-
Other	566	618	513	540	513	1,697	1,610
Total noninterest expense	7,481	7,215	7,080	7,681	7,158	21,776	21,490

Income before income tax expense	4,577	4,216	4,344	4,041	3,481	13,137	9,830

Income tax expense	1,437	1,320	1,353	1,423	1,228	4,110	3,418

Net income	$ 3,140	$ 2,896	$ 2,991	$ 2,618	$ 2,253	$ 9,027	$ 6,412

Net income attributable to common shareholders	$ 3,140	$ 2,896	$ 2,991	$ 2,575	$ 2,226	$ 9,027	$ 6,330

Earnings Per Common Share:
Basic	$ 0.42	$ 0.38	$ 0.40	$ 0.35	$ 0.31	$ 1.20	$ 0.88
Diluted	0.41	0.38	0.40	0.35	0.31	1.19	0.87

Weighted Average Common Shares Outstanding:
Basic	7,397,067	7,387,712	7,380,217	7,169,570	7,044,586	7,388,364	7,038,517
Diluted	7,488,752	7,467,954	7,431,747	7,234,431	7,059,117	7,459,283	7,057,450
Dividends per common share	$ 0.05	$ 0.05	$ 0.05	$ 0.05	$ -	$ 0.15	$ -

BANKWELL FINANCIAL GROUP, INC.
CONSOLIDATED FINANCIAL HIGHLIGHTS (unaudited)
(Dollars in thousands, except per share data)

	For the Quarter Ended					For the Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
	2016	2016	2016	2015	2015	2016	2015
Performance ratios:
Return on average assets	0.85%	0.82%	0.89%	0.78%	0.69%	0.85%	0.74%
Return on average stockholders' equity	8.96%	8.54%	9.01%	7.68%	6.92%	8.84%	6.45%
Return on average tangible common equity	9.16%	8.74%	9.23%	7.74%	7.69%	9.04%	7.13%
Net interest margin	3.57%	3.50%	3.54%	3.63%	3.67%	3.54%	3.83%
Efficiency ratio (1)	55.7%	57.1%	57.7%	62.4%	57.9%	56.8%	62.2%

Net loan charge-offs as a % of average loans	0.01%	0.00%	0.00%	0.01%	0.00%	0.01%	0.00%

	As of
	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015
Capital ratios:
Total Common Equity Tier 1 Capital to Risk-Weighted Assets (2)	11.64%	11.76%	12.24%	12.18%	10.75%
Total Capital to Risk-Weighted Assets (2)	12.89%	13.01%	13.48%	13.39%	11.94%
Tier I Capital to Risk-Weighted Assets (2)	11.64%	11.76%	12.24%	12.18%	10.75%
Tier I Capital to Average Assets (2)	10.45%	10.59%	10.85%	10.84%	9.84%
Tangible common equity to tangible assets	8.80%	8.85%	9.27%	9.68%	9.28%

Tangible book value per common share (3)	$ 18.57	$ 18.12	$ 17.78	$ 17.43	$ 17.25

Asset quality:
Nonaccrual loans	$ 3,644	$ 3,609	$ 3,398	$ 3,791	$ 2,367
Other real estate owned	272	492	878	1,248	1,328
Total non-performing assets	$ 3,916	$ 4,101	$ 4,276	$ 5,039	$ 3,695

Loans past due 90 days and still accruing	$ -	$ 105	$ 89	$ 1,105	$ 1,082

Nonperforming loans as a % of total loans	0.27%	0.28%	0.28%	0.33%	0.21%

Nonperforming assets as a % of total assets	0.25%	0.27%	0.30%	0.38%	0.28%

Allowance for loan losses as a % of total loans	1.30%	1.26%	1.24%	1.23%	1.22%

Allowance for loan losses as a % of nonperforming loans	473.38%	446.11%	435.84%	373.76%	579.64%
(1)
Efficiency ratio is defined as noninterest expense, less merger and acquisition related expenses, other real estate owned expenses and amortization of intangible assets, divided by our operating revenue, which is equal to net interest income plus non-interest income excluding gains and losses on sales of securities and gains and losses on other real estate owned. In our judgment, the adjustments made to operating revenue allow investors and analysts to better assess our operating expenses in relation to our core operating revenue by removing the volatility that is associated with certain one-time items and other discrete items that are unrelated to our core business.

(2)	Represents Bank ratios.

(3)
Excludes preferred stock and unvested restricted stock awards of 160,708, 152,090, 138,423, 143,323 and 206,732 as of September 30, 2016, June 30, 2016, March 31, 2016, December 31, 2015 and September 30, 2015, respectively.

BANKWELL FINANCIAL GROUP, INC.
LOAN & DEPOSIT PORTFOLIO (unaudited)
(Dollars in thousands)

	September 30,	June 30,	December 31,	QTD	YTD
Period End Loan Composition	2016	2016	2015	% Change	% Change
Residential Real Estate	$ 178,996	$ 181,035	$ 177,184	-1.1%	1.0%
Commercial Real Estate	817,006	785,041	697,542	4.1%	17.1%
Construction	104,915	98,266	82,273	6.8%	27.5%
Home equity	15,050	15,987	15,926	-5.9%	-5.5%
Total Real Estate Loans	1,115,967	1,080,329	972,925	3.3%	14.7%

Commercial Business	208,600	194,067	172,853	7.5%	20.7%

Consumer	1,660	2,553	1,735	-35.0%	-4.3%
Total Loans	$ 1,326,227	$ 1,276,949	$ 1,147,513	3.9%	15.6%

	September 30,	June 30,	December 31,	QTD	YTD
Period End Deposit Composition	2016	2016	2015	% Change	% Change
Noninterest-bearing demand	$ 176,405	$ 178,917	$ 164,553	-1.4%	7.2%
NOW	55,679	61,411	51,008	-9.3%	9.2%
Money Market	326,805	331,148	296,838	-1.3%	10.1%
Savings	63,501	65,444	97,846	-3.0%	-35.1%
Time	594,552	543,671	436,697	9.4%	36.1%
Total Deposits	$ 1,216,942	$ 1,180,591	$ 1,046,942	3.1%	16.2%

BANKWELL FINANCIAL GROUP, INC.
NONINTEREST INCOME & EXPENSE - QTD (unaudited)
(Dollars in thousands)

	For the Quarter Ended
Noninterest income	September 30,	December 31,	September 30,	Sep 16 vs. Dec 15	Sep 16 vs. Sep 15
	2016	2015	2015	% Change	% Change
Service charges and fees	$ 241	$ 258	$ 234	-6.6%	3.0%
Bank owned life insurance	174	178	182	-2.2%	-4.4%
Gains and fees from sales of loans	163	228	447	-28.5%	-63.5%
Other	172	176	348	-2.3%	-50.6%
Total noninterest income	$ 750	$ 840	$ 1,211	-10.7%	-38.1%

	For the Quarter Ended
Noninterest expense	September 30,	December 31,	September 30,	Sep 16 vs. Dec 15	Sep 16 vs. Sep 15
	2016	2015	2015	% Change	% Change
Salaries and employee benefits	$ 3,909	$ 4,248	$ 3,798	-8.0%	2.9%
Occupancy and equipment	1,435	1,312	1,370	9.4%	4.7%
Professional services	521	414	339	25.8%	53.7%
Data processing	417	366	416	13.9%	0.2%
Marketing	242	278	288	-12.9%	-16.0%
FDIC insurance	177	185	166	-4.3%	6.6%
Director fees	128	198	136	-35.4%	-5.9%
Foreclosed real estate	47	95	81	-50.5%	-42.0%
Amortization of intangibles	39	43	51	-9.3%	-23.5%
Merger and acquisition related expenses	-	2	-	-100.0%	0.0%
Other	566	540	513	4.8%	10.3%
Total noninterest expense	$ 7,481	$ 7,681	$ 7,158	-2.6%	4.5%

BANKWELL FINANCIAL GROUP, INC.
NONINTEREST INCOME & EXPENSE - YTD (unaudited)
(Dollars in thousands)

	For the Nine Months Ended
Noninterest income	September 30,	September 30,	Sep 16 vs. Sep 15
	2016	2015	% Change
Service charges and fees	$ 721	$ 675	6.8%
Bank owned life insurance	522	549	-4.9%
Gains and fees from sales of loans	387	885	-56.3%
Gain on sale of foreclosed real estate, net	128	-	100.0%
Net gain on sale of available for sale securities	92	-	100.0%
Other	425	535	-20.6%
Total noninterest income	$ 2,275	$ 2,644	-14.0%

	For the Nine Months Ended
Noninterest expense	September 30,	September 30,	Sep 16 vs. Sep 15
	2016	2015	% Change
Salaries and employee benefits	$ 11,537	$ 11,817	-2.4%
Occupancy and equipment	4,235	4,029	5.1%
Professional services	1,257	1,033	21.7%
Data processing	1,201	1,157	3.8%
Marketing	644	707	-8.9%
FDIC insurance	514	487	5.5%
Director fees	423	424	-0.2%
Foreclosed real estate	149	73	104.1%
Amortization of intangibles	119	153	-22.2%
Other	1,697	1,610	5.4%
Total noninterest expense	$ 21,776	$ 21,490	1.3%

BANKWELL FINANCIAL GROUP, INC.
RECONCILIATION OF GAAP TO NON-GAAP MEASURES (unaudited)
(Dollars in thousands, except share data)

	As of
Computation of Tangible Common Equity to Tangible Assets	9/30/2016	06/30/2016	03/31/2016	12/31/2015	9/30/2015
Total Equity	$ 140,572	$ 137,122	$ 134,608	$ 131,769	$ 135,788
Less:
Preferred stock	-	-	-	-	10,980
Goodwill	2,589	2,589	2,589	2,589	2,589
Other intangibles	532	572	612	652	694
Tangible Common Equity	$ 137,451	$ 133,961	$ 131,407	$ 128,528	$ 121,525

Total Assets	$ 1,565,586	$ 1,516,120	$ 1,420,210	$ 1,330,372	$ 1,313,345
Less:
Goodwill	2,589	2,589	2,589	2,589	2,589
Other intangibles	532	572	612	652	694
Tangible Assets	$ 1,562,465	$ 1,512,959	$ 1,417,009	$ 1,327,131	$ 1,310,062

Tangible Common Equity to Tangible Assets	8.80%	8.85%	9.27%	9.68%	9.28%

	As of
Computation of Tangible Book Value per Common Share	9/30/2016	06/30/2016	03/31/2016	12/31/2015	09/30/2015
Total shareholders' equity	$ 140,572	$ 137,122	$ 134,608	$ 131,769	$ 135,788
Less:
Preferred stock	-	-	-	-	10,980
Common shareholders' equity	140,572	137,122	134,608	131,769	124,808
Less:
Goodwill	2,589	2,589	2,589	2,589	2,589
Other intangibles	532	572	612	652	694
Tangible common shareholders' equity	137,451	133,961	131,407	128,528	121,525
Common shares issued	7,562,508	7,544,458	7,530,791	7,516,291	7,252,429
Less:
Shares of unvested restricted stock	160,708	152,090	138,423	143,323	206,732
Common shares outstanding	7,401,800	7,392,368	7,392,368	7,372,968	7,045,697
Book value per share	$ 18.99	$ 18.55	$ 18.21	$ 17.87	$ 17.71
Less:
Effects of intangible assets	$ 0.42	$ 0.43	$ 0.43	$ 0.44	$ 0.47

Tangible Book Value per Common Share	$ 18.57	$ 18.12	$ 17.78	$ 17.43	$ 17.25

BANKWELL FINANCIAL GROUP, INC.
RECONCILIATION OF GAAP TO NON-GAAP MEASURES (unaudited) - Continued
(Dollars in thousands, except share data)

	For the Quarter Ended					For the Nine Months Ended
Computation of Efficiency Ratio	09/30/2016	06/30/2016	03/31/2016	12/31/2015	09/30/2015	09/30/2016	09/30/2015
Noninterest expense	$ 7,481	$ 7,215	$ 7,080	$ 7,681	$ 7,158	$ 21,776	$ 21,490
Less:
Amortization of intangible assets	39	40	40	43	51	119	153
Foreclosed real estate expenses	47	30	72	95	81	149	73
Merger and acquisition expense	-	-	-	2	-	-	-
Adjusted noninterest expense	$ 7,395	$ 7,145	$ 6,968	$ 7,541	$ 7,026	$ 21,508	$ 21,264
Net interest income	$ 12,527	$ 11,879	$ 11,398	$ 11,236	$ 10,917	$ 35,804	$ 31,552
Noninterest income	750	853	672	840	1,211	2,275	2,644
Less:
Gains (losses) on sales of securities	-	92	-	-	-	92	-
Gains on sale of foreclosed real estate	-	128	-	-	-	128	-
Adjusted operating revenue	$ 13,277	$ 12,512	$ 12,070	$ 12,076	$ 12,128	$ 37,859	$ 34,196

Efficiency ratio	55.7%	57.1%	57.7%	62.4%	57.9%	56.8%	62.2%

	For the Quarter Ended					For the Nine Months Ended
Computation of Return on Average Tangible Common Equity	09/30/2016	06/30/2016	03/31/2016	12/31/2015	09/30/2015	09/30/2016	09/30/2015
Net Income Attributable to Common Shareholders	$ 3,140	$ 2,896	$ 2,991	$ 2,575	$ 2,226	$ 9,027	$ 6,330
Total average shareholders' equity	139,449	136,389	133,474	135,311	129,097	136,445	132,974
Less:
Preferred stock	-	-	-	-	10,980	-	10,980
Goodwill	2,589	2,589	2,589	2,589	2,589	2,589	2,589
Other intangibles	532	572	612	652	694	532	694
Average tangible common equity	136,328	133,228	130,273	132,070	114,834	133,324	118,711

Annualized Return on Average Tangible Common Equity	9.16%	8.74%	9.23%	7.74%	7.69%	9.04%	7.13%

BANKWELL FINANCIAL GROUP, INC.
NET INTEREST MARGIN ANALYSIS ON A FULLY TAX EQUIVALENT BASIS
(Dollars in thousands)

	For the Quarter Ended
	September 30, 2016			September 30, 2015
	Average		Yield/	Average		Yield/
	Balance	Interest	Rate	Balance	Interest	Rate
Assets:
Cash and Fed funds sold	$ 28,305	$ 29	0.41%	$ 62,597	$ 33	0.21%
Securities (1)	98,480	762	3.09%	57,234	549	3.84%
Loans:
Commercial real estate	788,429	9,305	4.62%	645,488	7,873	4.77%
Residential real estate	178,106	1,600	3.59%	175,908	1,569	3.57%
Construction (2)	107,197	1,230	4.49%	79,722	912	4.48%
Commercial business	195,881	2,584	5.16%	157,867	2,075	5.14%
Home equity	14,706	156	4.23%	16,422	155	3.75%
Consumer	1,467	20	5.51%	2,184	27	4.87%
Acquired loans (net of mark)	482	19	15.60%	2,558	51	7.91%
Total loans	1,286,268	14,914	4.54%	1,080,149	12,662	4.59%
Federal Home Loan Bank stock	7,400	65	3.51%	6,918	47	2.71%
Total earning assets	1,420,453	$ 15,770	4.34%	1,206,898	$ 13,291	4.31%
Other assets	56,762			89,978
Total assets	$ 1,477,215			$ 1,296,876

Liabilities and shareholders' equity:
Interest-bearing liabilities:
NOW	$ 53,515	16	0.12%	$ 56,104	15	0.11%
Money market	330,263	484	0.58%	293,150	408	0.55%
Savings	62,689	64	0.40%	103,555	214	0.82%
Time	540,823	1,597	1.17%	401,968	1,005	0.99%
Total interest-bearing deposits	987,290	2,161	0.87%	854,777	1,642	0.76%
Borrowed Money	171,385	946	2.20%	118,391	583	1.95%
Total interest-bearing liabilities	1,158,675	$ 3,107	1.07%	973,168	$ 2,225	0.91%
Noninterest-bearing deposits	170,500			161,354
Other liabilities	8,591			33,257
Total liabilities	1,337,766			1,167,779
Shareholders' equity	139,449			129,097
Total liabilities and shareholders' equity	$ 1,477,215			$ 1,296,876
Net interest income (3)		$ 12,663			$ 11,066
Interest rate spread			3.27%			3.40%
Net interest margin (4)			3.57%			3.67%

(1)	Average balances and yields for securities are based on amortized cost.
(2)	Includes commercial and residential real estate construction.
(3)	The adjustment for securities and loans taxable equivalency amounted to $136 thousand and $149 thousand, respectively for the three months ended September 30, 2016, and 2015.
(4)	Net interest income as a percentage of earning assets.

BANKWELL FINANCIAL GROUP, INC.
NET INTEREST MARGIN ANALYSIS ON A FULLY TAX EQUIVALENT BASIS
(Dollars in thousands)

	For the Nine Months Ended
	September 30, 2016			September 30, 2015
	Average		Yield/	Average		Yield/
	Balance	Interest	Rate	Balance	Interest	Rate
Assets:
Cash and Fed funds sold	$ 30,559	$ 94	0.41%	$ 37,037	$ 61	0.22%
Securities (1)	102,107	2,321	3.03%	61,233	1,699	3.70%
Loans:
Commercial real estate	754,163	26,385	4.60%	583,024	21,476	4.86%
Residential real estate	178,699	4,807	3.59%	174,389	4,727	3.61%
Construction (2)	96,635	3,298	4.48%	71,900	2,509	4.60%
Commercial business	178,453	7,082	5.21%	151,017	5,866	5.12%
Home equity	15,206	468	4.11%	17,551	494	3.77%
Consumer	1,707	66	5.14%	2,487	90	4.85%
Acquired loans (net of mark)	863	61	9.46%	2,877	155	7.22%
Total loans	1,225,726	42,167	4.52%	1,003,245	35,317	4.64%
Federal Home Loan Bank stock	7,173	184	3.43%	6,741	110	2.17%
Total earning assets	1,365,565	$ 44,766	4.31%	1,108,256	$ 37,187	4.42%
Other assets	55,145			57,388
Total assets	$ 1,420,710			$ 1,165,644

Liabilities and shareholders' equity:
Interest-bearing liabilities:
NOW	$ 55,742	87	0.21%	$ 57,017	48	0.11%
Money market	319,289	1,331	0.56%	253,662	1,007	0.53%
Savings	71,243	215	0.40%	95,242	492	0.69%
Time	502,177	4,230	1.13%	341,658	2,358	0.92%
Total interest-bearing deposits	948,451	5,863	0.83%	747,579	3,905	0.70%
Borrowed Money	158,247	2,682	2.26%	124,129	1,389	1.50%
Total interest-bearing liabilities	1,106,698	$ 8,545	1.03%	871,708	$ 5,294	0.81%
Noninterest-bearing deposits	170,088			154,825
Other liabilities	7,479			6,137
Total liabilities	1,284,265			1,032,670
Shareholders' equity	136,445			132,974
Total liabilities and shareholders' equity	$ 1,420,710			$ 1,165,644
Net interest income (3)		$ 36,221			$ 31,893
Interest rate spread			3.28%			3.61%
Net interest margin (4)			3.54%			3.83%

(1)	Average balances and yields for securities are based on amortized cost.
(2)	Includes commercial and residential real estate construction.
(3)	The adjustment for securities and loans taxable equivalency amounted to $417 thousand and $341 thousand, respectively for the nine months ended September 30, 2016, and 2015.
(4)	Net interest income as a percentage of earning assets.